Exhibit 10.9

Unbranded Supply Agreement

THIS UNBRANDED SUPPLY AGREEMENT (“AGREEMENT”) IS ENTERED INTO BY AND BETWEEN SUSSER PETROLEUM COMPANY, LP (“BUYER”) AND VALERO MARKETING AND SUPPLY COMPANY (“SELLER”).

SELLER AGREES TO SELL AND DELIVER THE FOLLOWING PRODUCT(S) IN ACCORDANCE WITH THE TERMS AND PROVISIONS HEREOF  TO BUYER AND BUYER AGREES TO PURCHASE AND RECEIVE THE FOLLOWING PRODUCT(S) IN ACCORDANCE WITH THE TERMS AND PROVISIONS HEREOF.  THIS AGREEMENT IS EXPRESSLY CONDITIONED UPON BUYER SATISFYING SELLER’S CREDIT REQUIREMENTS.

ACCEPTED AND AGREED TO ON JULY 28, 2006:

BUYER: SUSSER PETROLEUM COMPANY, LP BY: SUSSER PETROLEUM MANAGEMENT COMPANY, LLC, ITS GENERAL PARTNER		VALERO MARKETING AND SUPPLY COMPANY
ATTN:	ROCKY B. DEWBRE	ATTN:	WHOLESALE MARKETING, LEE RAHMBERG
	555 E. AIRTEX		P.O. BOX 696000, MS #E3R
	HOUSTON, TEXAS 77073		SAN ANTONIO, TX 78269-6000
FACSIMILE: 832-234-8400		FACSIMILE: (210)362-7907

BY:	/s/ ROCKY B. DEWBRE	BY:	/s/ LEE RAHMBERG
PRINT NAME: ROCKY B. DEWBRE		PRINT NAME: LEE RAHMBERG
TITLE: PRESIDENT AND CHIEF OPERATING OFFICER		TITLE: VICE PRESIDENT, MID-CONTINENT

SPECIAL PROVISIONS:

1.	F.O.B.	MONTHLY	DELIVERED PRICE (BY TYPE AND GRADE)*
	DELIVERY POINT(S)	GALLONS	PRODUCT(S)	PRICE

	See Exhibit A attached.	Required volume is 85% to 115% of the volume per station set forth on the Exhibit A attached.	See Exhibit A attached.	See Exhibit A attached.

2.	PAYMENT TERMS:	Payment due EFT NET [*.*] from date of bill of lading.

3.	PERIOD:	July 28, 2006 through [*.*]. Ratability to be Weekly.

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.	OTHER REMARKS:	Volume determined solely by terminal net bill of lading. Taxes and fees are not included in the Price above and shall be billed as a separate line item. Buyer shall not deliver any motor fuel purchased under this agreement to any location other than the stations set forth on the attached Exhibit A.

5.	SPECIFICATION:	Per Seller specifications.

6.	QUANTITY/VOLUME:

Buyer shall purchase and deliver to each station on the attached Exhibit A, during each month, the 85% to 115% of the volume of motor fuel set forth for such station on the attached Exhibit A. Buyer shall not deliver any motor fuel purchased under this agreement to any location other than the stations set forth on the attached Exhibit A. Liftings to be ratable over period set forth in Section 3.

7.	DEFAULT:

This Agreement may be terminated by either party upon a material default, specifically including, but not limited to, the failure to comply with any part of Section 6. Quantity/Volume above, and such default, if involving payment of money, is not cured within 3 business days of receipt of notice of such default, and for other defaults, is not cured within 30 days of receipt of notice of such default (which 30-day period will be extended as reasonably necessary if such default is not capable of being cured within 30 days and the defaulting party has begun and is diligently pursuing completion of the cure, subject to a maximum cure period of 90 days).

8.	NOTICES:

Any notice, request or other communication required or permitted by or pertaining to this Agreement shall be in writing and addressed as listed above. Any notice, request, or other communication shall be delivered by (i) prepaid certified mail or by a nationally recognized courier or messenger service with confirmed delivery, in which case it shall be deemed served as of the date of receipt; (ii) personal service upon an authorized officer or manager of the other party, in which case it shall be deemed served as of the date of receipt; or (iii) facsimile or other electronic communication system used by Buyer or Seller, in which case it shall be deemed served as of the date of transmission provided the transmission is made during the receiving party’s normal business hours or upon the next business day, whichever is earlier.

9.	TERMS & CONDITIONS:	The attached General Terms And Conditions For Petroleum Product Purchases/Sales (Susser Petroleum) are hereby incorporated and form a part of this Agreement.

10.	ALLOCATION:

Seller, in its sole discretion, may decide to allocate or limit quantities of Product available for sale. In the event of allocation or limitation of Product by Seller, Seller shall exercise reasonable efforts to ensure buyers with required purchase contracts receive allocations of the Product that that buyer has purchased on a regular basis before non guaranteed quantity purchase customers and new customers. Seller will make reasonable business efforts to allocate fairly.

11.	OVER LIFTING:

Seller reserves the right, after notice to Buyer (“Overlift Notice”), to impose an “Overlift Charge” per gallon for each gallon of Product, as specified above, purchased by Buyer that exceeds the applicable Monthly Gallons set forth above. For the month on which Buyer lifts Product during a period in which Seller’s Overlift Notice is in effect (“Lifting Month”), the “Over Lifting Volume” of Product by supply location shall be determined by subtracting the applicable Monthly Gallons by the Over Lifting Volume for the month period in which Seller’s Overlift Notice is in effect. For purpose of calculating the Overlift Charge, the applicable Over Lifting Volume shall be rounded up to the next number divisible by 10,000. Alternatively, if specified in the Overlift Notice or the Price above, Seller may impose the Overlift Charge on a daily basis or weekly basis as specified, meaning that the Overlift Charge must be paid for each gallon of Product purchased by Buyer that exceeds: 1) a daily ratable volume after a specified day or 2) a weekly ratable volume after a specified week. Buyer agrees to pay the Overlift Charge, if imposed by Seller. The Overlift Charge shall be in addition to the purchase price for the products and any other charges, fees or amounts owed by Buyer under the Agreement.

12.	RECORDS.

Upon request by Seller, Buyer shall produce copies or originals of all documentation or other information in the care, custody or control of Buyer or its dealer (as appropriate) relating to tank meter readings, inventories of motor fuel products, deliveries of motor fuel products, and retail sales of motor fuel products associated with the station during the term or any portion thereof for a period of time not more than 12 months before the date of the request. VMSC shall pay the cost of copying and/or shipping such documentation and information requested.

GENERAL TERMS AND CONDITIONS

FOR PETROLEUM PRODUCT PURCHASES/SALES

(SUSSER PETROLEUM)

1.                                       Composition of Agreement:  The Unbranded Supply Agreement to which these General Terms and Conditions for Petroleum Product Purchases/Sales (Susser Petroleum) (the “General Conditions”) are attached (which Unbranded Supply Agreement is sometimes referred to as the “Special Provisions”), together with these General Conditions and if applicable, Valero Marketing and Supply Company’s Marine Provisions and/or Terminal Loading Agreement will constitute the agreement between the parties (the “Agreement”).

2.                                       Definitions:  As used in these General Conditions.

“API” shall mean the American Petroleum Institute.

“API/ASTM Standard” shall mean the API and ASTM standard references as such are in effect as of the date hereof.  In the event such standards are revised or modified during the term of this Agreement, the revised or modified standards shall apply after such revisions or modifications have been evaluated and accepted by the parties.

“ASTM” shall mean the American Society for Testing Materials.

“FOB” shall mean Free On Board as described in Incoterms.

“Incoterms” shall mean the 1990 edition of the trade terms published by the International Chamber of Commerce which shall apply to this Agreement to the extent that they do not conflict with the provisions of this Agreement.

“LIBOR” shall mean, as of any date of determination, the one-month London Interbank Offered Rate for U.S. dollars, determined at 11:00 a.m. London time, on the first day of he calendar month in which the date of determination occurs (or, if the first day of such calendar month is not a London Banking Day, the immediately preceding London Banking Day) offered by the National Westminster Bank or any successor thereto.  For purposes of this definition, a “London Banking Day” is a day on which dealings in deposits in U.S. dollars are transacted on the London interbank market.

“Product” shall have the definition set forth in the Special Provisions.

3.                                       Payment and Credit Terms:  To the extent the provisions of this Section 3 conflict with the Master Agreement between the parties, the terms of the Master Agreement shall control.  Payment and credit shall be made without discount, deduction, withholding, set-off or counterclaim in United States dollars by wire transfer of immediately available funds on or before the payment due date, as set forth in the Special Provisions, to the bank and account designated by Seller, against presentation to Buyer by Seller of original hard copy of, telecopy or telex invoice together with other documents expressly specified for presentation for payment in the Special Provisions.  If the invoice is received after 12:00 p.m. CST, such invoice will be deemed received on the next day.

Seller shall have the right to assess finance charges at the rate of the LIBOR rate as reported in “The Wall Street Journal” for any month in which a balance is past due hereunder plus two percentage (2%) points against all past due amounts and all accrued but unpaid finance charges, but not to exceed the maximum finance charges permitted by law.  Buyer shall pay all the Seller’s costs (including attorneys’ fees and court costs) of collecting past due payments.

When payment due date falls on a Saturday or on a weekday, other than Monday, which is not a banking day in New York then any such payment shall be made on the nearest preceding New York banking day.  When the payment due date falls on a Sunday or a Monday which is not a banking day in New York such payment shall be made on the next following banking day.

If sufficient credit for this transaction is not approved by Seller’s Credit Department, Buyer shall either prepay the full amount owed to Seller at least one (1) banking day prior to scheduled delivery date or shall secure payment by the issuance of an irrevocable letter of credit which will be opened in a form and substance and at a first-class bank acceptable to Seller.  Any and all applicable taxes must be covered in the irrevocable letter of credit unless Buyer provides Seller with certificate(s) evidencing Buyer’s tax-exempt status three (3) days prior to scheduled delivery date.  Failure by Buyer to timely make such required prepayment or timely issue the irrevocable letter of credit shall constitute a breach of this Agreement and thereafter Seller shall have the right to cancel this Agreement and/or proceed against Buyer for damages incurred by the Seller due to Buyer’s failure to perform.

4.                                       Title and Risk of Loss:  Title to, and all risk of loss of or damage to any Product delivered shall pass as follows:  when by or into any vessel, at the flange between the vessel’s permanent hose connection and the shore line; when into any truck, tank car or pipeline, as the Product enters the receiving equipment, or, if received by a common carrier, when accepted by the carrier for shipment; when into storage (other than from vessels), as the Product enters the tank; and when by book or stock transfer, on the effective date of the transfer.  It is expressly understood that the passage of title and risk of loss as set forth above is not conditioned on delivery or receipt of Bills of Lading.

5.                                       Inspection and Measurement:  API/ASTM Standards or the latest revisions thereof shall be complied with at all times.  All volumes or quantities shall be adjusted per API/ASTM Standards.  Metering systems shall conform to the API/ASTM Standards then in effect relative to meter calibration/accuracy.

Marine Vessels:  Unless otherwise agreed, inspection and measurement of Product delivered hereunder shall be made by an independent petroleum inspector, the cost of which shall be borne equally by Buyer and Seller.  At the designated point of custody and title transfer, a mutually acceptable independent inspector shall hand gauge and record static shore tank measurements immediately before and immediately after delivery of the Product to determine the volume of Product delivered.  If relevant shore tank gauge measurements are not possible, then properly certified meter measurement is acceptable.  If neither static shore tank measurement or certified meters are available then determination of the volumes will be agreed to by the parties.

Pipelines:  Quantities delivered into or out of pipelines shall be measured by pipeline meters if available.

Tank Truck/Cars:  Quantities delivered into or out of tank trucks/cars shall be based on meters or shore tanks or scales located at or near the delivery point.

Seller shall permit Buyer to review and copy relevant meter proving records and witness proving tests as requested.  Samples of  Product transferred hereunder shall be retained for ninety (90) days.

6.                                       Warranty:  The Seller warrants:

A.                                   that the Product conforms to the specifications set forth in the Special Provisions;

B.                                     that the Seller has free and clear title to the Product manufactured and delivered under the Agreement; and

C.                                     that such Product shall be delivered free from lawful security interests, liens, taxes and encumbrances.

THE DELIVERING PARTY MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTY OF MERCHANTABILITY AND THAT OF FITNESS FOR A PARTICULAR PURPOSE.  IN NO EVENT, REGARDLESS OF NEGLIGENCE, SHALL EITHER PARTY BE LIABLE FOR PUNITIVE DAMAGES.

All warranties made under the Agreement shall survive acceptance of or payment for the Product by the receiving party.

7.                                       Financial Responsibility:  To the extent the provisions of this Section 7 conflict with the Master Agreement between the parties, the terms of the Master Agreement shall control.  If either party’s payments or deliveries to the other party shall be in arrears, or the financial responsibility of either party becomes impaired or unsatisfactory in the opinion of the other party, advance cash payment or satisfactory security shall be given upon demand, and shipments may be withheld until such payment or security is received.  If such payment or security is not received within two (2) days from demand therefor, the party demanding such payment or security may terminate this Agreement.  In the event either party becomes insolvent, makes an assignment or any general arrangement for the benefit of creditors or if there are instituted by or against either party proceedings in bankruptcy or under any insolvency law or law for reorganization, receivership or dissolution, the other party may withhold shipments or terminate this Agreement, to the extent provided by laws.  The exercise by either party of any right reserved under this Section 7 shall be without prejudice to any claim for damages or any other right under this Agreement or applicable law.

The Buyer grants to the Seller and its affiliates the right to set off and to apply any money, accounts payable or Product balance owed by Seller and its affiliates to the Buyer or any collateral of every description held by Seller and its affiliates to secure any indebtedness or obligation owed by Buyer to the Seller and its affiliates against any unpaid money or accounts receivable owed to Seller and its affiliates by Buyer.

8.                                       Liquidation and Close-Out:  The parties acknowledge that this Agreement is a forward Agreement as defined in the Bankruptcy Code [11 U.S.C.A. Sec. 101(24)].  If one party (the “defaulting party”) shall voluntarily file a petition in bankruptcy, reorganization, or receivership, shall be forced by its creditors into bankruptcy, reorganization, or receivership, shall become insolvent, shall fail to pay its debts as they become due, or shall fail to give adequate assurance or security of its ability to perform its obligations hereunder within forty-eight (48) hours after receipt of a request therefor, the liquidating party shall have the immediate right to liquidate and close out this Agreement and all other forward Agreements (as defined by the Bankruptcy Code) between the parties (regardless of whether the liquidating party is the delivering party or the receiving party thereunder) by calculating the difference in price for the Product hereunder and the prevailing market price for the Product or the commercially reasonable equivalent price for the Product as published in an industry publication multiplied by the remaining quantities of the Product to be delivered hereunder.  The liquidation balances shall be netted to a single sum.  The defaulting party shall pay the other party in U.S. dollars by wire transfer in immediately available funds within twenty-four (24) hours after receiving the results of the calculation.  The liquidation and close-out of this Agreement and all other forward Agreements is in addition to any other rights and remedies which the other party may have.

9.                                       Taxes:  Any and all taxes, fees or other charges imposed or assessed by governmental or regulatory bodies, the taxable incident of which is the transfer of title or the delivery of the Product hereunder, or the receipt of payment therefor, regardless of the character, method of calculation or measure of the levy or assessment, shall be paid by the party upon whom the tax, fee or charge is imposed by law, except that Buyer shall reimburse Seller for all federal, state and local taxes, fees or charges which are imposed by law on Seller, other than any federal or other taxes imposed on the income of Seller.  The importer of record shall be responsible for and shall pay all custom duties, import fees, environmental fund fees and other assessments pertaining to the importation of the Products.

Buyer shall provide to Seller all proper exemption certificates prior to delivery, that it is licensed to engage in tax free transactions with respect to the Product under all federal or state laws which may apply to this Agreement and the Product delivered hereunder.

Buyer shall (a) upon receipt of Seller’s invoice pay or reimburse Seller for any such taxes, fees or charges Seller is required by law to pay or (b) provide Seller upon demand with a valid exemption certificate.

10.                                 Waterborne Deliveries:  Waterborne deliveries shall be made pursuant to the terms and conditions set forth in Valero Marketing and Supply Company’s Marine Provisions.  The Seller shall prepare and furnish the Buyer with copies of bills of lading and other shipping papers.  All papers sent to either party in regard to this Agreement shall show the Agreement number thereon.  Failure to deliver Product in accordance with the terms and conditions of this Agreement for any reason other than those included in Section 12, Force Majeure, shall constitute a default under this Agreement.

11.                                 Non-Waterborne Deliveries: Deliveries shall be made within the delivery terminal’s usual business hours provided that reasonable advanced written notice of each delivery has been given by the Buyer.  Nominations for pipeline delivery shall be given during normal business hours in accordance with the pipeline’s policies and time constraints.  Failure to deliver Product in accordance with the terms and conditions of this Agreement for any reason other than those included in Section 12, Force Majeure, shall constitute a default under this Agreement.

12.                                 Force Majeure:  In the event either party is rendered unable, wholly or in part, to perform its obligations under this Agreement (other than to make payments due hereunder) due to acts of God, floods, fires, explosions, extreme heat or cold, earthquake or storm; transportation difficulties, strikes, lockouts or other industrial disturbances; wars, acts of terrorism or sabotage; accident or breakage of equipment or machinery; failure of transporters to furnish transportation, failure of suppliers to furnish supplies; or any law, rules, order or action of any court or instrumentality of the federal or any state government; or for any other cause or causes beyond its reasonable control, it is agreed that on such party’s giving notice and full particulars of such force majeure to the other party, the obligations of the party giving such notice shall be suspended from the date of receipt of such notice and for the continuance of any inability so caused, but for no longer period, and such cause shall, so far as possible, be remedied with all reasonable dispatch.  The term force majeure shall not apply to those events which merely make it more difficult or costly for Seller or Buyer to perform their obligations hereunder.  Buyer and Seller further agree that at the conclusion of any force majeure event, neither Buyer nor Seller shall have any obligation to each other with respect to any quantities of Product not delivered as a consequence of such force majeure event.  No condition of force majeure shall operate to extend the terms of this Agreement.

13.                                 Hazard Warning Responsibility:  With the other documents required hereunder, the Seller shall provide to the Buyer a Material Safety Data Sheet for each Product delivered hereunder.  Buyer acknowledges that there may be hazards associated with the loading, unloading, transporting, handling or use of the Product sold hereunder, which may require that warning be communicated to or other precautionary action taken with all persons handling, coming into contact with, or in any way concerned with the Product sold hereunder.  Buyer assumes as to its employees, independent contractors and subsequent purchasers of the Product sold hereunder all responsibility for all such necessary warnings or other precautionary measures relating to hazards to person and property associated with the Product sold hereunder and, furthermore, Buyer shall defend at its own expense, indemnify fully and hold harmless Seller and its parents, subsidiaries and affiliates and its and their agents, officers, directors, employees, representatives, successors and assigns from and against any and all liabilities; losses; damages; demands; claims; penalties; fines; actions; suits; legal, administrative or arbitration proceedings; judgments, orders, directives, injunctions, decrees or awards of any jurisdiction; costs and expenses (including, but not limited to, attorneys’ fees and related costs) arising out of or in any manner related to Buyer’s failure to provide necessary warnings or other precautionary measures in connection with the Product sold hereunder as provided above.

14.                                 Limitation of Liability:  IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR INCIDENTAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES.  Seller’s liability with respect to the Agreement or any action in connection herewith whether in Agreement, tort or otherwise shall not exceed the price of the Product sold hereunder or the price of that portion of such Product on which liability is asserted.  All claims for Product quality or quantity hereunder must be delivered in writing to Seller no later than sixty (60) days after the delivery of the Product to Buyer.  Further, any actions to enforce any rights or obligations under this Agreement must be filed in court against the other party no later than one (1) year after the date on which the alleged breach of this Agreement occurred.

15.                                 Indemnity:  Seller and Buyer mutually covenant to and shall protect, defend, indemnify and hold each other harmless from and against any and all claims, demands, suits, losses (including without limitation, costs of defense, attorneys’ fees, penalties and interest), damages, causes of action and liability of every type and character without regard to amount caused by, arising out of or resulting from the acts or omissions of negligence or wrongdoing of such indemnifying party, its officers, employees or agents with respect to the purchase and sale of Product hereunder.

16.                                 Supplier-Purchaser Provision:  The term and volume of any transaction(s) undertaken between the parties hereto are strictly limited to those specified in the Special Provisions hereof, and the parties expressly agree that no supplier/purchaser relationship will be established or is intended to be established hereby.  The parties specifically grant to each other express written consent to terminate this Agreement in accordance with the provisions of any supplier/purchaser relationship which may be created pursuant to any mandatory petroleum allocation regulations or other applicable government regulations or statutes.  The parties hereby agree to take all steps which may be required to effectuate such termination, including but not limited to the issuance of notice and consents which may be necessary or desirable to effect such termination, and securing the consent of subsequent purchasers.

If all three of the following conditions exist:

a.                                       if an industry-wide curtailment, shortage or cessation of supply of the Products exists;

b.                                      if seller has a curtailment, shortage or cessation in its existing or contemplated availability of the Product to be sold hereunder or in the raw materials used to manufacture the Product, irrespective of the cause or foreseeability of such curtailment, shortage or cessation; and

c.                                       if Seller’s inability to comply with any or all of its obligations to Buyer and others to whom it then has historical relationships;

Seller at its sole discretion but in a fair and commercially reasonable manner may withhold, suspend or reduce sales and deliveries to Buyer and others and shall not be required to make good any shortages resulting therefrom.  Seller shall not be obligated to purchase Products in the open or spot market to supplement Seller’s existing or contemplated availability of the Product in order to invoke this paragraph.

17.                                 Waiver:  No waiver by either party of any breach by the other party of any of the covenants or conditions of this Agreement shall be construed as a waiver of any succeeding breach of the same or any other covenants or conditions contained herein.

18.                                 Assignment:  Neither party shall transfer or assign this Agreement without the written consent of the other party, which consent shall not be unreasonably withheld. Notwithstanding any provision to the contrary set forth in the Agreement, VMSC acknowledges that the following do not constitute a transfer: (a) a reorganization of Distributor’s parent company to effectuate an initial public offering of its stock; (b) subsequent to the initial public offering, any public secondary offerings or public primary sale of stock in Distributor’s parent, (c) a recapitalization of Distributor’s parent company or any affiliate thereof to replace all or part of the interest held by Wellspring Capital Management LLC or any affiliate thereof or successor thereof provided the ratio of the total funded debt to adjusted EBITDA of Distributor’s parent company is not higher than 5.5 to 1  provided that VMSC is given notice of such pending transaction at least thirty (30) calendar days prior to the completion of such pending transaction.

19.                                 Entirety of Agreement:  The Special Provisions, these General Conditions, and if applicable, Marine Provisions and Terminal Loading Agreement contain the entire agreement of the parties pertaining to the subject matter of this Agreement; there are no other promises, representations or warranties.  Any modification of this Agreement shall be by written instrument.  Any conflict between the Special Provisions and these General Conditions shall be resolved in favor of the Special Provisions.  The paragraph headings are for convenience only and shall not limit or change the subject matter of this Agreement.

20.                                 Audit:  Each party and its duly authorized representatives shall have access during customary business hours to the accounting records and other documents maintained by the other party which relate to this Agreement and shall have the right to audit such records at any reasonable time or times within one (1) year after the delivery/receipt of Product provided for in this Agreement.  However, a party can only conduct one audit per year, and the same year cannot be reaudited.

21.                                 Compliance with Laws:  During the performance of this Agreement, each party agrees to comply with all laws, rules, regulations, ordinances and requirements of federal, state and local governmental or regulatory bodies including, without limitation, all licensing requirements in the state where title transfers (if such licensing is required by the state) which are applicable to this Agreement.

22.                                 Commissions and Gifts:  No director, officer, employee or agent of either party shall give or receive any commission, fee, rebate, gift or entertainment of significant value or cost in connection with this Agreement.  Further, neither party shall make any commission, fee, rebate, gift or entertainment of significant value or cost to any governmental official or employee in connection with this Agreement.

23.                                 Choice of Law and Jurisdiction:  ANY CONTROVERSY, CAUSE OF ACTION, DISPUTE OR CLAIM (COLLECTIVELY REFERRED TO AS “CLAIMS”) ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY THEREOF, SHALL BE GOVERNED BY THE SUBSTANTIVE AND PROCEDURAL LAWS (EXCLUDING ANY CONFLICT-OF-LAWS, RULES OR PRINCIPLES WHICH MAY REFER THE LAWS OF THE STATE OF TEXAS TO THE LAWS OF ANOTHER JURISDICTION) OF THE STATE  OF TEXAS SHALL APPLY.  THE PARTIES SPECIFICALLY AGREE THAT THE SOLE JURISDICTION FOR ANY CLAIMS SHALL BE IN STATE OR FEDERAL COURTS LOCATED IN HARRIS COUNTY, TEXAS.

Exhibit A to Unbranded Supply Agreement

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Delivery Terminal	Master Agreement Schedule	Destination Brand	Address 1	City	State	Zip	Existing Brand	SSP Type
Pricing Structure [*.*] Based
[*.*]	[*.*]		[*.*]	1	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]		[*.*]	1	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]		[*.*]	1	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	Unbranded	Retail
[*.*]	[*.*]		[*.*]	1	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	Unbranded	Retail
[*.*]	[*.*]		[*.*]	1	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]		[*.*]	1	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	Unbranded	Retail
[*.*]	[*.*]		[*.*]	2	unbranded	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		[*.*]	2	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	Unbranded	Wholesale
[*.*]	[*.*]		[*.*]	2	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]		[*.*]	2	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]		[*.*]	2	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Delivery Terminal	Master Agreement Schedule	Destination Brand	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]		[*.*]	2	Unbranded	[*.*]	[*.*]	[*.*]		UNBRANDED	Wholesale
[*.*]	[*.*]		[*.*]	2	Unbranded		[*.*]	[*.*]		UNBRANDED	Wholesale
[*.*]	[*.*]		[*.*]	2	Unbranded	[*.*]	[*.*]	[*.*]		UNBRANDED	Wholesale
[*.*]	[*.*]		[*.*]	2	Unbranded	[*.*]	[*.*]	[*.*]		UNBRANDED	Wholesale
[*.*]	[*.*]		[*.*]	2	Unbranded	[*.*]	[*.*]	[*.*]		UNBRANDED	Wholesale
[*.*]	[*.*]		[*.*]	2	Unbranded	[*.*]	[*.*]	[*.*]		UNBRANDED	Wholesale
[*.*]	[*.*]		[*.*]	2	Unbranded	[*.*]	[*.*]	[*.*]		UNBRANDED	Wholesale
[*.*]	[*.*]		[*.*]	2	Unbranded	[*.*]	[*.*]	[*.*]		UNBRANDED	Wholesale
[*.*]	[*.*]		[*.*]	2	Unbranded	[*.*]	[*.*]	[*.*]		UNBRANDED	Wholesale
[*.*]	[*.*]		[*.*]	2	Unbranded	[*.*]	[*.*]	[*.*]		UNBRANDED	Wholesale
[*.*]	[*.*]		[*.*]	2	Unbranded	[*.*]	[*.*]	[*.*]		UNBRANDED	Wholesale
[*.*]	[*.*]		[*.*]	2	Unbranded	[*.*]	[*.*]	[*.*]		UNBRANDED	Wholesale
[*.*]	[*.*]	[*.*]	[*.*]	3	Unbranded	[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	[*.*]	3	Unbranded	[*.*]	[*.*]	[*.*]		Unbranded	Cardlock

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Delivery Terminal	Master Agreement Schedule	Destination Brand	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	[*.*]	3	Unbranded	[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	[*.*]	3	Unbranded	[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	[*.*]	3	Unbranded	[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	[*.*]	3	Unbranded	[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	[*.*]	3	Unbranded	[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	[*.*]	3	Unbranded	[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	[*.*]	3	Unbranded	[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	[*.*]	3	Unbranded	[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	[*.*]	3	Unbranded	[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	[*.*]	3	Unbranded	[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	[*.*]	3	Unbranded	[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	[*.*]	3	Unbranded	[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	[*.*]	3	Unbranded	[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	[*.*]	3	Unbranded	[*.*]	[*.*]	[*.*]		Unbranded	Cardlock

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Delivery Terminal	Master Agreement Schedule	Destination Brand	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	[*.*]	3	Unbranded	[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	[*.*]	3	Unbranded	[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	[*.*]	3	Unbranded	[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	[*.*]	3	Unbranded	[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	[*.*]	3	Unbranded	[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	[*.*]	3	Unbranded	[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	[*.*]	3	Unbranded	[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	[*.*]	3	Unbranded	[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	[*.*]	3	Unbranded	[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]		[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	Citgo	Wholesale
[*.*]	[*.*]		[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Delivery Terminal	Master Agreement Schedule	Destination Brand	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]		[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]		[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]		[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]		[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]		[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]	[*.*]	[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]	[*.*]	[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]	[*.*]	[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]	[*.*]	[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]		[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]	[*.*]	[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	Citgo	Wholesale
[*.*]	[*.*]		[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Delivery Terminal	Master Agreement Schedule	Destination Brand	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]		[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]		[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]	[*.*]	[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]		[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	Citgo	Wholesale
[*.*]	[*.*]		[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]		[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]		[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]		[*.*]	4	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale

Pricing Structure [*.*] Based
[*.*]	[*.*]		[*.*]	5	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]		[*.*]	7	Unbranded	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6